UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2011

NYTEX ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	53915	84-1080045
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12222 Merit Drive, Suite 1850 Dallas, Texas	75251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-770-4700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

Michael K. Galvis, President and Chief Executive Officer of NYTEX Energy Holdings, Inc., a Delaware corporation (the “Company”), and Kenneth K. Conte, Executive Vice President and Chief Financial Officer of the Company, will make a presentation to current and potential investors on February 24, 2011 at 10 a.m. Pacific time in San Francisco, California.

Attached as Exhibit 99.1 is a copy of the presentation materials to be provided at those meetings.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	NYTEX Energy Holdings, Inc. Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYTEX ENERGY HOLDINGS, INC.

Date: February 24, 2011

/S/ Georgianna Hanes
Georgianna Hanes,
Treasurer and Controller